UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 23, 2024, Vista Outdoor Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). On July 1, 2024, the record date for the Annual Meeting, there were 58,363,474 shares of Company common stock outstanding, of which 51,412,017 were present or represented by proxy at the Annual Meeting for purposes of establishing a quorum.

At the Annual Meeting, the Company’s stockholders approved the following matters:

a.the election of Michael Callahan, Gerard Gibbons, Bruce E. Grooms, Gary L. McArthur, Eric C. Nyman, Michael D. Robinson, Robert M. Tarola, Lynn M. Utter, and Jason R. Vanderbrink to the Company’s board of directors for terms expiring at the Company’s 2025 annual meeting of stockholders;
b.on an advisory basis, the fiscal year 2024 compensation of the Company’s named executive officers; and
c.the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025.

Set forth below are the number of votes cast for and against or withheld (as applicable) on each matter presented at the Annual Meeting, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter:

	Votes For	Against	Votes Withheld	Broker Non-Votes
(1) Election of Directors
Michael Callahan	43,272,930	1,565,723	638,934	5,934,430
Gerard Gibbons	38,780,191	5,995,572	701,824	5,934,430
Bruce E. Grooms	44,463,757	372,410	641,420	5,934,430
Gary L. McArthur	43,386,094	1,451,156	640,337	5,934,430
Eric C. Nyman	44,352,589	486,139	638,859	5,934,430
Michael D. Robinson	43,236,349	1,600,857	640,381	5,934,430
Robert M. Tarola	44,296,126	536,660	644,801	5,934,430
Lynn M. Utter	44,152,817	684,453	640,317	5,934,430
Jason R. Vanderbrink	44,195,586	642,005	639,996	5,934,430

	Votes For	Against	Abstain	Broker Non-Votes
(2) Advisory Vote on 2024 Named Executive Officer Compensation	43,111,960	2,165,876	199,751	5,934,430

	Votes For	Against	Abstain	Broker Non-Votes
(3) Ratification of the Appointment of Deloitte & Touche LLP for the fiscal year ending March 31, 2025	50,965,088	359,814	87,115	N/A

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	The cover page from the Company's Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

		By:	Jung Choi
		Name:	/s/ Jung Choi
		Title:	Co-General Counsel & Secretary

Date:	August 23, 2024

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